EXHIBIT 30


                            STOCK PURCHASE AGREEMENT

                                      among

                              AutoLend Group, Inc.
                                  (the Seller)

                                       and


                                 (the Purchaser)



                                ___________, 1996


                                TABLE OF CONTENTS


ARTICLE I             DEFINITIONS...............................................................................  1

                      Section 1.1.  Definitions.................................................................  1

ARTICLE II        PURCHASE OF COMMON STOCK......................................................................  3

                      Section 2.1.  Purchase and Sale of Common Stock; the Closing..............................  3
                      Section 2.2.  Closing Covenant............................................................  4

ARTICLE III       REPRESENTATIONS AND WARRANTIES OF PURCHASER ..................................................  4

                      Section 3.1.  Authorization...............................................................  4
                      Section 3.2.  No Consent or Violation.....................................................  4
                      Section 3.3.  Purchase for Own Account ...................................................  4
                      Section 3.4.  Investor Sophistication....................................................   5

ARTICLE IV        CERTAIN COVENANTS.............................................................................  5

                      Section 4.1.  Guarantee of Mandatory Redemption
                                    of Preferred Shares; Escrow.................................................  5
                      Section 4.2.  Stockholders' Equity........................................................  5

ARTICLE V         CLOSING CONDITIONS............................................................................. 5

                      Section 5.1.  Conditions Precedent to Obligations of the Seller............................ 5
                      Section 5.2.  Conditions Precedent to Obligations of the Purchaser........................  6
                      Section 5.3.  Conditions Precedent to Obligations of both Purchaser and seller
ARTICLE VI        INDEMNIFICATION  .............................................................................. 6

                      Section 6.1.  General  .................................................................... 6
                      Section 6.2.  Procedure  .................................................................. 7

ARTICLE VII       MISCELLANEOUS.................................................................................. 7

                      Section 7.1.  Entire Agreement; Survival of Provisions..................................... 7
                      Section 7.2.  No Waiver; Modifications in Writing.......................................... 8
                      Section 7.3.  Communications............................................................... 8
                      Section 7.4.  Execution in Counterparts.................................................... 9
                      Section 7.5.  Binding Effect; Assignment................................................... 9
                      Section 7.6.  Governing Law: Jurisdiction.................................................. 9
                      Section 7.7.  Severability of Provisions................................................... 9


Section 7.8.  Headings...................................................... 10
Section 7.9.  Costs, Expenses and Taxes..................................... 10
Section 7.10. Specific Performance.......................................... 10
Section 7.11. Certain Public Announcements.................................. 10
Section 7.12. Waiver of Jury Trial.......................................... 10


Exhibit A         Form of Preferred Stock Certificate of Designation
Exhibit B         Form of Escrow Agreement
Exhibit C         Form of Licensing Agreement
Exhibit D         Form of Assignment Agreement

                  STOCK PURCHASE AGREEMENT, dated ____________, 1996, among AutoLend Group, Inc., a Delaware corporation (the "Seller") and _________, a Delaware corporation (the "Purchaser").

                  WHEREAS, subject to the terms and conditions hereof, the Purchaser desires to purchase from the Seller and the Seller desires to sell to the Purchaser, all of the common stock of AutoLend IAP, Inc., a Delaware corporation (the "Company");

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

          Section 1.1. Definitions. As used in this Agreement, and unless the context clearly requires a different meaning, the following terms have the meanings indicated:

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agreement" means this Agreement, as the same may be amended, supplemented or modified in accordance with the terms hereof.

          "Assignment Agreement" means the Assignment Agreement to be entered into among the Seller and the Company in the form attached hereto as Exhibit D.

          "Business Day" means any day other than Saturday and Sunday and any other day on which banking institutions in the State of New York are required or authorized by law to close.

          "Certificates" means certificates evidencing the Common Shares.

          "Closing" has the meaning provided in Section 2.1 of this Agreement.

          "Closing Date" has the meaning provided in Section 2.1 of this Agreement.

          "Common Shares" means the shares of Common Stock.

          "Common Stock" means the common stock, no par value per share, of the Company.

          "Company Receivables" means the outstanding receivables as of the Closing Date of the Company in respect of automobile loans purchased by the Company in the ordinary course of business.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Indemnifiable Costs and Expenses," and "Indemnified Person" have the meanings provided in Section 6.1 of this Agreement.

                  "Licensing Agreement" means the Licensing Agreement to be entered into among the Seller and the Company in the form attached hereto as Exhibit C.

          "Person" means any individual, company, corporation, partnership, limited liability company, trust, division, governmental, quasi-governmental or regulatory entity or authority or other entity.

          "Plans" means any pension, profit sharing, thrift or other retirement plan, employee stock ownership plan, deferred compensation, stock ownership, stock purchase, performance share, bonus or other incentive plan, severance plan, health or group insurance plan, welfare plan, or other similar plan, agreement, policy, arrangement or understanding, whether written or oral, whether or not such plan is intended to be qualified under Section 401(a) of the Code, including without limitation, any employee benefit plan within the meaning of Section 3(3) of ERISA, which Plan covers any employee or former employee of the Company.

          "Preferred Shares" means the ________ shares of Preferred Stock.

          "Preferred Stock" means the Cumulative Convertible Preferred Stock of the Company with terms set forth in the Preferred Stock Certificate of Designation.

          "Preferred Stock Certificate of Designation" means the Certificate of Designation of Rights, Preferences, and Privileges of 11% Cumulative Convertible Preferred Stock in the form attached hereto as Exhibit A.

          "Principal Stockholders of Purchaser" means Steven Simon and Helen Porter.

          "Indemnified Person" has the meaning provided in Section 6.1 of this Agreement.

          "Put Escrow Agreement" means the Put Escrow Agreement to be entered into among the Seller, the Company, and ________ as Escrow Agent, in the form attached hereto as Exhibit B.

          "Receivables Guarantee" means the Receivables Guarantee to be entered into among the Principal Stockholders of Purchaser, Seller and the Company.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Transaction   Documents"   means   the   Preferred   Certificate   of
Designation, the Licensing Agreement, the Assignment Agreement and the Put Escrow Agreement.

          The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.


                                   ARTICLE II
                            PURCHASE OF COMMON STOCK

          Section 2.1. Purchase and Sale of Common Stock; the Closing. Subject to the terms and conditions herein set forth, the Seller agrees that it will sell to the Purchaser, and the Purchaser agrees that it will purchase from the Seller, on the Closing Date (A) all of the outstanding shares of the Company's Common Stock for consideration of (i) $500; (ii) the agreement of the Purchaser to cause the Company to repay in cash at the Closing an amount equal to the remaining amounts borrowed by the Company from the Seller through the Closing Date to purchase Company Receivables, which amounts equal the face value of the Company Receivables; (iii) the agreement by Purchaser to cause the Company to deposit $250,000 in escrow, pursuant to the Put Escrow Agreement to guarantee, in part, certain obligations of the Company in respect of its Preferred Stock, pursuant to Section 4.2 hereof; and (iv) the agreement by Purchaser to cause the Company to have as of the Closing Date no less than $2 million in equity, pursuant to Section 4.3 hereof; and (B) all of the assets (the "Assets") listed on Schedule I attached hereto for consideration, to be paid in cash at the Closing, of the book value of such assets on the Company's balance sheet of ________, 199_, which value equals $_______. The Seller and Purchaser acknowledge hereby that the Common Stock and Assets sold hereby and the consideration to be received by the Seller pursuant hereto, represent reasonably equivalent value. Seller also acknowledges that the payment by the Company pursuant to clause (A)(ii) above shall be in satisfaction of all indebtedness of the Company to the Seller.

          (a) The sale and purchase of Common Shares and Assets by the Purchaser will take place at a closing (the "Closing") at the offices of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York or at such other location as shall be agreed to by the Seller and the Purchaser at such time as the parties shall agree on the first Business Day to occur following the date on which all of such conditions precedent shall have been fulfilled or waived, or on such other date and/or at such other time or place as the parties may agree upon in writing. The date on which the Closing occurs is herein referred to as the Closing Date (the "Closing Date").

          (b) Delivery of the Common Shares and Assets to be purchased by the Purchaser pursuant to this Agreement shall be made at the Closing by the Seller delivering to the Purchaser, against payment of the purchase price therefor, the Assets and Certificates for the Common Shares, in such amounts and registered in the name of the Purchaser or a nominee holding for the benefit of the Purchaser. The Purchaser shall designate such names in writing to the Seller at least two Business Days prior to the Closing Date. The Purchaser acknowledges and agrees that each Certificate shall bear a legend to reflect the applicability of Federal and state securities laws limitations on the transfer of the Common Shares as follows:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

          Section 2.2. Closing Covenant. The parties hereto agree to act in good faith in taking any and all actions as shall reasonably be necessary to facilitate the Closing of the purchase and sale of the Common Shares and Assets and the other transactions contemplated by this Agreement, including, without limitation, the satisfaction of the respective closing conditions of the parties set forth herein.


                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

          The Purchaser hereby covenants and represents and warrants to the Company that:

          Section 3.1. Authorization. The Purchaser has the legal capacity to execute and deliver this Agreement and each of the other Transaction Documents to which it is a party, to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder. This Agreement constitutes the legal,valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally other than laws relating to fraudulent conveyances.

          Section 3.2. No Consent or Violation. No consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required in connection with the execution and delivery by the Purchaser of this Agreement and each of the other Transaction Documents to which it is a party, the consummation of the transactions contemplated hereby and thereby and the performance by the Purchaser of its obligations hereunder and thereunder. The execution and delivery by the Purchaser of this Agreement and each of the other Transaction Documents to which it is a party, the consummation of the transactions contemplated hereby and thereby and the performance by the Purchaser of its obligations hereunder and thereunder does not and will not (with the giving of notice or the passage of time or both) conflict with or violate any applicable law, regulation, judgment, injunction, order or decree binding upon the Purchaser.

          Section 3.3. Purchase for Own Account. (a) The Common Shares to be acquired by the Purchaser pursuant to this Agreement are being acquired for its own account with no intention of distributing or reselling such Common Shares in any transaction which would be in violation of the applicable securities laws of the United States or any state thereof, without prejudice, however, to the Purchaser's rights at all times to sell or otherwise dispose of all or any part of such Common Shares under a registration statement under the Securities Act or under an exemption from such registration available under the Securities Act.

          (b) The Purchaser has been afforded access to information about the Company and its financial condition, results of operations, business, property, management and prospects sufficient to enable such Purchaser to evaluate an investment in the Common Stock.

          (c) If the Purchaser should in the future decide to dispose of any Common Shares being acquired pursuant hereto, the Purchaser understands and agrees that it may do so only in compliance with the Securities Act.

          Section 3.4. Investor Sophistication. The receipt by the Purchaser of the Common Shares hereunder is exempt from Section 5 of the Securities Act.


                                   ARTICLE IV
                                CERTAIN COVENANTS

          Section 4.1. Guarantee of Mandatory Redemption of Preferred Shares; Escrow. The Purchaser shall cause the Company to deposit in escrow, pursuant to the Put Escrow Agreement, $250,000 to guarantee, in part, the obligation of the Company under certain circumstances to redeem the Preferred Stock, pursuant to the Preferred Stock Certificate of Designation.

          Section 4.2. Stockholders' Equity. Purchaser shall cause equity investments to be made in the Company, so that as of the Closing Date the Company shall have stockholders' equity (as determined according to generally accepted accounting principles) of no less than $2 million.


                                    ARTICLE V
                               CLOSING CONDITIONS

          Section 5.1. Conditions Precedent to Obligations of the Seller. The obligations of the Seller to sell the Common Shares and Assets pursuant to this Agreement are subject, at the Closing Date, to the satisfaction of the following conditions:

          (a) The representations and warranties made by the Purchaser herein shall be true and correct on and as of the Closing Date.

          (b) The Purchaser shall have duly executed and delivered each of the Transaction Documents to which it is a party.

          (c) The Purchaser shall have delivered to the Seller a certificate executed by the Purchaser dated as of the Closing Date, certifying that the representations and warranties of the Purchaser contained in this Agreement are true and correct as of the Closing Date.

          (d) The Company shall have complied with Sections 4.1 and 4.2 hereof.

          Section 5.2. Conditions Precedent to Obligations of the Purchaser. The obligations of the Purchaser to purchase the Common Shares and Assets pursuant to this Agreement are subject, at the Closing Date, to the Purchaser having received senior financing for the Company of no less than $5 million.

          Section 5.3. Conditions Precedent to Obligations of Both Purchaser and Seller. Obligations of both Purchaser and Seller are subject to the conditions that (i) all documents connected to the Stipulation and Agreement of Compromise, Settlement and Release, dated April __, 1996, by and among the parties to Delaware Chancery Court Action No. 17475 (the "Stipulation"), shall be fully executed, (ii) the Seller shall have received a fairness opinion from _______________ which confirms the preliminary opinion expressed to the Board of Directors of AutoLend Group, Inc. by Gil Matthews at the meeting of Thursday, April 25, 1996 that the terms of the Stipulation and other documents referred to therein are fair and reasonable to AutoLend Group, Inc. , and (iii) all conditions to Closing under said Stipulation shall have been fully met. The parties to this Agreement may waive, in writing, the requirements of this section.


                                   ARTICLE VI
                                 INDEMNIFICATION

          Section 6.1. General. (a) The Purchaser agrees and covenants to hold harmless and indemnify the Seller and each of its Affiliates, and their respective employees, directors, officers, principals, equity holders, controlling Persons, advisors and agents (each of the foregoing Persons being an "Indemnified Person") from and against any losses, claims, damages, liabilities and expenses, including reasonable attorneys' fees and expenses of investigation ("Indemnifiable Costs and Expenses") incurred by such Indemnified Person arising out of or based upon (i) any breach by the Purchaser of any their representations, warranties or covenants contained herein or in any agreement or document delivered by the Purchaser hereunder or (ii) enforcing the rights of such Indemnified Person against the Purchaser under this Agreement (it being understood that, in the case of this clause "ii," an Indemnified Person shall not be entitled to indemnification for its expenses incurred in connection with such an enforcement action if it is ultimately judicially determined that the rights sought to be enforced did not exist or had been satisfied prior to such enforcement action).

          (b) The indemnification pursuant to this Article VI shall not apply insofar as the indemnified items result directly from acts or omissions that are finally, judicially determined to entail gross negligence or willful misconduct on the part of an Indemnified Person.

          (c) The Purchaser further agrees promptly upon demand by each Indemnified Person to reimburse each Indemnified Person for any Indemnifiable Costs and Expenses as they are incurred by it; provided that if the Purchaser reimburses an Indemnified Person hereunder for any expenses incurred in connection with a lawsuit, claim, inquiry or other proceeding or investigation for which indemnification is sought, such Indemnified Person agrees to refund such reimbursement of expenses to the extent it is finally judicially determined that the indemnity provided for in this Article VI is not applicable to such Indemnified Person in accordance with its terms or otherwise. The Purchaser further agrees that the indemnification and reimbursement commitments set forth in this Article VI shall apply whether or not an Indemnified Person is a formal party to any such lawsuits, claims or other proceedings. The indemnity and expense reimbursement obligation of the Purchaser under this Article VI shall be in addition to any liability it may otherwise have.

          (d) The obligations of the Purchaser under this Article VI shall survive the Closing and any repurchase, conversion, exchange or transfer of the Common Shares and Assets and the termination of this Agreement and shall not be extinguished with respect to any Person because any other Person is not entitled to indemnity or contribution hereunder.

          Section 6.2. Procedure. Promptly after receipt by an Indemnified Person of notice from any third party of the commencement of any lawsuit, inquiry or other proceeding or investigation thereof, such Indemnified Person will, if a claim in respect thereof is to be made against the Purchaser hereunder, notify the Purchaser in writing of the commencement thereof; but the omission so to notify the Purchaser will not relieve the Purchaser (x) from any liability which it may have to any such Indemnified Person hereunder unless the Purchaser is actually prejudiced thereby or (y) from any liability which it may have to any such Indemnified Person otherwise than pursuant to this Agreement. The Indemnified Person shall permit the Purchaser to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Person; provided, however, that the Indemnified Person shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (A) the Purchaser has agreed to pay such fees or expenses, (B) the Purchaser shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to the Indemnified Person in a timely manner or
(C) in the reasonable judgment of any such Indemnified Person, based upon advice of its counsel, a conflict of interest may exist between such Indemnified Person and the Purchaser with respect to such claims (in which case, if the Indemnified Person notifies the Purchaser in writing that such Indemnified Person elects to employ separate counsel at the expense of the Purchaser, the Purchaser shall not have the right to assume the defense of such claim on behalf of such Indemnified Person).

The Purchaser will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No Indemnified Person will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of a release from all liability in respect of such claim or litigation. If the Purchaser is not entitled to, or elects not to, assume the defense of the claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by the Purchaser with respect to such claim, as well as one local counsel in each relevant jurisdiction.


                                   ARTICLE VII
                                  MISCELLANEOUS

                  Section 7.1. Entire Agreement; Survival of Provisions. This Agreement and the other agreements and documents expressly referred to herein constitute the entire agreement of the parties with respect to the transactions contemplated hereby and supersede all prior agreements and understandings with respect thereto. The covenants, representations and warranties of the parties made herein shall survive the Closing and remain in full force and effect regardless of acceptance of any of the Common Shares and Assets and payment therefor.

                  Section 7.2. No Waiver; Modifications in Writing. No failure or delay by a party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party at law or in equity or otherwise. No waiver of or consent to any departure by a party from any provision of this Agreement shall be effective unless signed in writing by the parties entitled to the benefit thereof. No amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by all parties. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given.

          Section  7.3.   Communications.   All   notices,   demands  and  other
communications provided for hereunder shall be in writing and shall only be effective upon receipt, addressed to the Seller as follows:

          AutoLend Group, Inc.

          ______________________________
          ______________________________
          ______________________________
          Attention:____________________
          Telecopy:_____________________
          with a copy to:


          ______________________________
          ______________________________
          ______________________________
          Attention:____________________
          Telecopy:_____________________

and to the Purchaser as follows:



          ______________________________
          ______________________________
          ______________________________
          Attention:____________________
          Telecopy:_____________________


          with a copy to:


or to such other address as any party shall designate in writing, and shall be deemed given when received.

          Section 7.4. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

          Section 7.5. Binding Effect; Assignment. The rights and obligations of the Purchaser under this Agreement may not be assigned to any other Person prior to the Closing Date. The rights and obligations of the Seller under this Agreement may not be assigned to any other Person, except with the consent of the Purchaser. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and permitted assigns. This Agreement shall be binding upon the Seller, the Purchaser and any such permitted assignee.

          Section 7.6. Governing Law: Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF DELAWARE. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE FEDERAL OR STATE COURTS LOCATED IN THE COUNTY OF NEW CASTLE, STATE OF DELAWARE, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          Section 7.7. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          Section 7.8. Headings. The Article and Section headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

          Section 7.9. Costs, Expenses and Taxes. The Seller shall pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery at the Closing Date of this Agreement or the sale of the Common Shares and Assets, and shall save and hold Purchaser harmless from and against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such taxes.

          Section 7.10. Specific Performance. The Seller acknowledges that the Common Shares are unique and otherwise not available and agrees that in the event of any breach or anticipated breach hereunder, in addition to any other remedies, the Purchaser shall be entitled to equitable relief (including but not limited to injunction and specific performance) without the posting of any bond.

          Section 7.11. Certain Public Announcements. The Seller and the Purchaser each agree to obtain the prior written consent of the other, which will not be unreasonably withheld, prior to issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby as to that portion, if any, of such press release or public statement which refers to the Purchaser or any of its Affiliates or Seller of any of its Affiliates or the transaction between the Seller and the Purchaser hereunder; provided that nothing herein shall restrict Seller or Purchaser from complying with applicable law or making such disclosures as shall be legally required in the course of arranging for financing of the Seller, the Purchaser or the Company, in each case based upon the advice of their respective counsel, including, without limitation, the filing of this Agreement as an exhibit to any periodic reports required to be filed by the Seller under the Securities Exchange Act of 1934, as amended.

          Section 7.12. Waiver of Jury Trial. The Seller and the Purchaser each hereby irrevocably waive all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement, or the transactions contemplated hereby or thereby.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.


                                        AUTOLEND GROUP, INC.



                                        By:____________________________
                                        Name:
                                        Title:


                                        ___________________________, Inc.


                                        By:____________________________
                                        Name:
                                        Title: